COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

February 29, 2020 (Unaudited)

		Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED
COMPANIES	139.8%
COMPRESSION	1.7%
Archrock, Inc.(a)		345,251	$2,434,020

CRUDE/REFINED PRODUCTS	41.4%
BP Midstream Partners LP(a)		240,715	3,206,324
Genesis Energy LP(a)		151,473	1,504,127
Magellan Midstream Partners LP(a)		328,757	17,933,694
NuStar Energy LP(a)		375,673	8,527,777
Phillips 66 Partners LP(a)		100,457	5,461,847
Plains All American Pipeline LP(a)		1,574,800	21,527,516
USD Partners LP(a)		167,999	1,518,711

			59,679,996

DIVERSIFIED MIDSTREAM	60.2%
Altus Midstream Co., Class A(a),(b)		242,878	354,602
Energy Transfer LP(a)		2,213,728	24,528,106
Enterprise Products Partners LP(a)		1,172,701	27,370,841
Kinder Morgan, Inc.(a)		598,700	11,477,079
MPLX LP(a)		975,024	19,783,237
Summit Midstream Partners LP(a)		255,908	519,493
Williams Cos., Inc.(a)		137,287	2,615,318

			86,648,676

GATHERING & PROCESSING	30.6%
Antero Midstream Corp.(a)		775,436	3,380,901
CNX Midstream Partners LP(a)		100,400	1,175,684
Crestwood Equity Partners LP(a)		310,313	6,466,923
Enable Midstream Partners LP(a)		545,617	3,382,825
EnLink Midstream LLC(a)		976,700	3,721,227
EQM Midstream Partners LP(a)		230,386	3,999,501
Hess Midstream LP, Class A(a)		99,100	1,890,828
Keyera Corp. (Canada)(a)		60,295	1,447,350
Noble Midstream Partners LP(a)		98,426	1,510,839
Shell Midstream Partners LP(a)		55,000	941,050
Targa Resources Corp.(a)		81,397	2,637,263
Tidewater Midstream & Infrastructure Ltd. (Canada)(a)		2,258,000	1,530,847
Western Midstream Partners LP(a)		919,518	12,008,905

			44,094,143

MARINE SHIPPING/OFFSHORE	1.1%
GasLog Ltd. (Monaco)(a)		129,400	725,934
GasLog Partners LP (Monaco)(a)		211,731	802,461

			1,528,395

NATURAL GAS PIPELINES	4.2%
Cheniere Energy, Inc.(a),(b)		24,845	1,274,300

		Shares/Units	Value
Equitrans Midstream Corp.(a)		685,500	$4,839,630

			6,113,930

OTHER	0.6%
Sprague Resources LP(a)		75,217	924,417

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$275,386,954)			201,423,577

PREFERRED SECURITIES—$25 PAR VALUE	4.3%
BANKS	1.2%
Bank of America Corp., 6.00%, Series GG(a),(c)		4,219	111,424
Bank of America Corp., 5.875%, Series HH(a),(c)		5,400	142,668
Bank of America Corp., 5.375%, Series KK(a),(c)		4,605	118,440
Bank of America Corp., 5.00%, Series LL(a),(c)		4,401	110,333
Capital One Financial Corp., 4.80%, Series J(a),(c)		4,634	112,560
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(c),(d)		9,000	246,780
Synovus Financial Corp., 5.875% to 7/1/24, Series E(a),(c),(d)		4,000	103,880
Wells Fargo & Co., 4.75%, Series Z(a),(c)		18,375	450,004
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(a),(c),(d)		13,339	342,679

			1,738,768

CHEMICALS	0.2%
CHS, Inc., 7.50%, Series 4(a),(c)		11,341	309,950

DIVERSIFIED FINANCIAL SERVICES	0.4%
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(c),(d)		5,553	147,488
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(c),(d)		6,136	166,776
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64(a)		4,931	129,242
Synchrony Financial, 5.625%, Series A(a),(c)		8,877	222,990

			666,496

ELECTRIC	0.1%
CMS Energy Corp., 5.875%, due 3/1/79(a)		1,731	45,266
Southern Co./The, 4.95%, due 1/30/80(a)		4,918	121,425

			166,691

INSURANCE	1.2%
LIFE/HEALTH INSURANCE	0.4%
American Equity Investment Life Holding Co., 5.95% to 12/1/24, Series A(a),(c),(d)		3,200	79,392
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(c),(d)		4,056	110,972
MetLife, Inc., 4.75%, Series F(a),(c)		4,000	98,320
Unum Group, 6.25%, due 6/15/58(a)		13,750	353,788

			642,472

MULTI-LINE	0.4%
Allstate Corp./The, 5.10%, Series H(a),(c)		8,825	224,067

		Shares/Units		Value
WR Berkley Corp., 5.70%, due 3/30/58(a)		11,861		$305,539

				529,606

MULTI-LINE—FOREIGN	0.2%
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)(a)		8,500		210,970

PROPERTY CASUALTY—FOREIGN	0.1%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)(a),(c),(d)		6,000		162,000

REINSURANCE	0.1%
Arch Capital Group Ltd., 5.45%, Series F(a),(c)		6,000		151,380

TOTAL INSURANCE				1,696,428

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, Inc., 5.625%, due 8/1/67(a)		3,500		91,140

PIPELINES	0.5%
Energy Transfer Operating LP, 7.375% to 5/15/23, Series C(a),(c),(d)		7,745		176,121
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(a),(c),(d)		23,164		541,806

				717,927

PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(a),(d)		4,512		114,424

UTILITIES	0.4%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N(a)		7,909		207,057
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(c),(d)		10,175		267,501
South Jersey Industries, Inc., 5.625%, due 9/16/79(a)		6,200		152,458

				627,016

UTILITIES—FOREIGN	0.1%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(a),(d)		3,860		103,062

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$6,177,065)				6,231,902

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	5.9%
BANKS	1.5%
Bank of America Corp., 8.05%, due 6/15/27, Series B(a)		$200,000		269,422
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(c),(d)		146,000		161,959
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(c),(d)		325,000		351,297
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(c),(d)		315,000		339,631
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(c),(d)		225,000		250,125
CoBank ACB, 6.25% to 10/1/22, Series F(a),(c),(d)		2,300	†	246,100

		Principal Amount	Value
Corestates Capital III, 2.262% (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)(a),(e),(f)		$280,000	$266,234
Wells Fargo Capital X, 5.95%, due 12/1/86, (TruPS)(a)		270,000	352,982

			2,237,750

BANKS—FOREIGN	2.0%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(c),(d),(g)		200,000	206,889
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(c),(d),(f)		200,000	216,046
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(c),(d),(g)		200,000	220,139
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(c),(d),(g),(h)		200,000	211,589
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(c),(d),(f),(g)		200,000	215,139
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(c),(d),(f),(g)		200,000	213,917
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(c),(d),(f),(g)		200,000	216,029
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(c),(d),(g)		200,000	218,413
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(c),(d),(f),(g)		200,000	217,639
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(c),(d),(g)		200,000	228,355
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(c),(d),(f),(g)		200,000	218,913
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(c),(d),(f),(g)		200,000	222,361
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(c),(d),(g),(h)		200,000	218,712

			2,824,141

INSURANCE	1.0%
LIFE/HEALTH INSURANCE	0.2%
Brighthouse Financial, Inc., 4.7%, due 6/22/47(a)		240,000	243,206

MULTI-LINE	0.2%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58(a),(d)		206,000	281,549

MULTI-LINE—FOREIGN	0.3%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(c),(d),(f)		300,000	397,910

PROPERTY CASUALTY	0.3%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a),(d)		150,000	168,712
Liberty Mutual Group, Inc., 7.80%, due 3/7/37, 144A(a),(f)		250,000	324,091

			492,803

TOTAL INSURANCE			1,415,468

PIPELINES—FOREIGN	1.2%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(d)		375,000	389,717
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a),(d)		310,000	326,041

		Principal Amount	Value
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a),(d)		$340,000	$358,957
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(d)		571,000	614,821

			1,689,536

UTILITIES—FOREIGN	0.2%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a),(d)		215,000	249,584

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$7,806,712)			8,416,479

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$289,370,731)	150.0%		216,071,958
LIABILITIES IN EXCESS OF OTHER ASSETS	(50.0)		(72,031,472)

NET ASSETS (Equivalent to $5.36 per share based on 26,870,103 shares of common stock outstanding)	100.0%		$144,040,486

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $222,074,092 in aggregate has been pledged as collateral.
(b)	Non-income producing security.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)	Variable rate. Rate shown is in effect at February 29, 2020.
(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $2,508,278 which represents 1.7% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,608,095 which represents 1.8% of the net assets of the Fund (1.1% of the managed assets of the Fund).

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $430,301 which represents 0.3% of the net assets of the Fund, of which 0.0% are illiquid.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of February 29, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies	$201,423,577	$201,423,577	$—	$—
Preferred Securities—$25 Par Value	6,231,902	6,231,902	—	—
Preferred Securities—Capital Securities	8,416,479	—	8,416,479	—

Total Investments in Securities(a)	$216,071,958	$207,655,479	$8,416,479	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Master Limited Partnerships and Related Companies
Balance as of November 30, 2019	$1,256,040
Change in unrealized appreciation (depreciation)	(277,846)
Transfer out of Level 3(a)	(978,194)

Balance as of February 29, 2020	$—

(a)

As of November 30, 2019, the Fund used significant unobservable inputs in determining the value of this investment. As of February 29, 2020, the Fund used a quoted price in determining the value of the same investment, which resulted from the registration of these shares.